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CONFIDENTIAL TREATMENT REQUEST

EXHIBIT 10.38

*    Portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

PROMOTION AGREEMENT

        This Promotion Agreement ("Agreement") is made and entered into as of this 23rd day of May, 2002 ("Effective Date"), by and between HealtheTech, Inc., a Delaware corporation having its principal place of business at 523 Park Point Drive, Third Floor, Golden, Colorado 80401 USA ("HET"), and HEALTHSOUTH Corporation, located at One Healthsouth Parkway, Birmingham, Alabama 35243 ("HS").

Recitals

        A.    HS is the owner or licensee of certain media properties referred to as HS Properties (as further defined below).

        B.    HET is a personal health monitoring company that develops, manufactures, and markets various devices, software, and services for consumer health, fitness, and nutrition ("HET Business").

        C.    HS and HET wish to establish a relationship through which HS will promote the HET Business through the HS Properties.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HS and HET hereby agree as follows:

Agreement

1.
Definitions.

        1.1  "Advertising Content" means the HET Content and HS Content.

        1.2  "Affiliate" means, with respect to a party, any person or entity that controls, is controlled by, or is under common control with such party, where "control" means ownership of fifty percent (50%) or more of the outstanding voting securities (but only as long as such person or entity meets these requirements).

        1.3  "HET Marks" means the trademarks, service marks and trade names of HET listed in Attachment C (as such list may be updated from time to time by HET upon notice to HS).

        1.4  "HS Properties" means those publications listed in Attachment A.

        1.5  "HS Content" are those advertising content and materials relating to the HET Business which is created in whole or part by or for HS pursuant to this Agreement or which were pre-existing prior to the Effective Date of this Agreement, but which HS proposes to use to promote the HET Business pursuant to the terms of this Agreement, and as further described in Attachment A-1.

        1.6  "HET Content" means those advertising content and materials relating to the HET Business that are created solely by HET, or for HET (excluding all HS Content) and as further described in Attachment A-1.

        1.7  "Third Party Content" means that HS Content as to which HS does not have the legal right to transfer ownership to HET pursuant to the terms of this Agreement.

2.
HS Obligations.

        2.1  Advertisements. HS agrees to create, at its expense, and with HET's cooperation and under its creative supervision and direction, advertising materials as further described in Attachment A-1. All Advertising Content shall be subject to the prior written approval of HET prior to any distribution or display to third parties.

          2.1.1    Ownership of HET Advertising Content. Unless otherwise agreed in writing by HET, all HET Content shall be the property of HET. As such, all intellectual property rights in such materials belong to HET. HS hereby irrevocably transfers, conveys and assigns to HET in perpetuity all right, title, and interest in such HET Content, including without limitation all copyrights, including the right to make derivative works and collective works with respect thereto, it being understood, however, that HS has, and transfers, no rights with respect to any underlying HET Content. HET will have the exclusive right to apply for or register copyrights and such other proprietary protections as it wishes. HS agrees to execute such documents, render such assistance, and take such other action as HET may reasonably request at HET's expense, to apply for, register, perfect, confirm, and protect HET's rights in the HET Content including (without limitation) an assignment of copyright. Without limiting the foregoing, HET will have the exclusive right to commercialize, prepare and sell products based upon, sublicense, prepare derivative works from, or otherwise use or exploit the HET Content. HS hereby waives any and all moral rights, including any right to identification of authorship or limitation on subsequent modification that HS (or its employees, agents or consultants) has or may have in any HET Content. HET shall have sole discretion to deal with and to modify the HET Content and to decide whether, to what extent, with what credits and in what final form to use the materials in any country and in any media without additional payment by HET.

          2.1.2    Third Party Content. To the extent HS is unable to obtain ownership of Advertising Content provided by third party, (1) HS shall provide written notice to HET identifying such Third Party Content, and (2) HS shall use its commercially reasonable efforts to obtain all necessary permissions and releases from third parties whose images or properties are used in the Advertising Content. Accordingly, if, and to the extent (and only to the extent) that HS obtains such permissions and releases HS hereby grants (on behalf of itself and its licensors) a worldwide, non-exclusive, fully paid up irrevocable and perpetual right and license to HET and its Affiliates to use, reproduce, display, transmit, sublicense and create derivative works of such Third Party Content in connection with the promotion of the HET Business (including without limitation the right to make adaptations, translations and revisions and in any form or type of media existing now or in the future, but only to the extent permissible under the applicable permissions and releases). Such licenses, permissions and releases are to be in a form reasonably acceptable to HET. Unless otherwise agreed by HET, such use license shall be exclusive for the intended market, with no requirement for payment of any additional or residual creative rights fees for any later or subsidiary uses including merchandising and dealer support and detailing programs that HET may implement.

        2.2  Promotion. HS agrees to promote the HET Business on the HS Properties in accordance with the Attachment A attached hereto. HS guarantees that during the Term, HS shall provide HET with the number of placements and delivered impressions outlined in Attachment A. The value of such placements and delivered impressions shall be equal to at least $[*] as indicated by the document provided by HS to HET on April 23, 2002, which is attached as Attachment A-2.

        2.3  Reports. HS will provide HET with a monthly report summarizing the previous month's promotions and the location of such promotions within five (5) business days following the end of such month.

        2.4  Make Good. In the event that any report required by Section 2.3 indicates that HS has not made any placement or impression required in Attachment A on a timely basis, upon written approval by HET, HS shall make a comparable substitute placement or impression within ninety (90) days of such notice and report the same to HET. The remedies provided to HET under this Section 2.4 are not exclusive, but are in addition to any other remedies that HET may have under law.

        2.5  Conflicts. HS certifies that HS has no outstanding agreement or obligation that is in conflict with any of the provisions of this Agreement, or that would preclude HS from complying with the provisions hereof, and further agrees that HS will not enter into any such conflicting Agreement during the term of this Agreement.

        2.6  Printing Services. Upon the request of HET, HS agrees to enter into a separate mutually acceptable agreement with HET under which HS will provide printing services for HET marketing materials, stationery and the like at HS's Cost plus twenty percent (20%). As volume increases, the parties may negotiate lower prices.

        2.7  No Disparagement. HS shall not use the HET name or marks in a manner that disparages or causes damage to the HET Business. HS shall not make any representations, warranties, guarantees, or other written or oral statements made by or on behalf of HS relating to the HET Business other than as authorized by HET in writing.

3.
HET Obligations.

        3.1  Assistance. HET shall provide its reasonable assistance to HS in connection with HS's obligations under Section 2 above and Attachment A, including providing creative direction and feedback to HS regarding Advertising Content. In addition, in accordance with Attachment A-1, HET shall provide the HET Content.

        3.2  Conflicts. HET certifies that HET has no outstanding agreement or obligation that is in conflict with any of the provisions of this Agreement, or that would preclude HET from complying with the provisions hereof, and further agrees that HET will not enter into any such conflicting Agreement during the term of this Agreement.

        3.3  No Disparagement. HET shall not use the HS name or marks in a manner that disparages or causes damage to the HS Business. HET shall not make any representations, warranties, guarantees, or other written or oral statements made by or on behalf of HET relating to the HS Business other than as authorized by HS in writing.

4.
Consideration.

        4.1  Promotion. In consideration for the promotion services provided herein, HET agrees to issue to HS, upon the closing of the initial public offering by HET of its Common Stock, par value $0.001 per share (the "Common Stock"), a warrant, substantially in the form attached as Attachment B, to purchase an aggregate number of Common Stock equal to 10% of the total number of shares of Common Stock outstanding immediately prior to the closing of the initial public offering, at an exercise price per share equal to the per share price to the public (without regard to any underwriting discounts or commissions) of the Common Stock sold in the initial public offering. For purposes of this Section 4.1, all shares of Common Stock issuable upon the exercise of stock options or warrants or the conversion of preferred stock of the Company, in each case outstanding immediately prior to the closing of the initial public offering, shall be deemed to be outstanding.

        4.2  HS Content. There shall be no additional charge to HET for the provision of the HS Content.

        4.3  Costs. Except as expressly provided for under this Agreement, each party shall bear its own costs in connection with its performance of this Agreement.

        5.    Licenses.

        5.1  Advertising Content. Subject to the terms and conditions of this Agreement, HET grants to HS and its Affiliates a non-exclusive, non-transferable (except as permitted under Section 12.2 (Assignment), revocable, royalty-free license (without the right to grant sublicenses) to use and reproduce the Advertising Content solely in connection with HET-approved promotion of the HET Business pursuant to this Agreement. As between HS and HET, HET shall own all right, title and interest in the Advertising Content excluding the Stories. Stories or story shall mean editorial or creative content other than advertising. HS shall not modify or translate any Advertising Content or make any representations, guarantees or promises on behalf of HET without the prior written permission of HET. HET reserves all rights in the Advertising Content, except for the limited license expressly set forth herein.

        5.2  Trademark License. Subject to the terms and conditions of this Agreement, HET grants to HS and its Affiliates a non-exclusive, non-transferable (except as permitted under Section 12.2 (Assignment), revocable, royalty-free license (without the rights to grant sublicenses) to use and reproduce the HET Marks solely in connection with HET-approved promotion of the HET Business pursuant to this Agreement and in accordance with the HET guidelines for such HET Marks. HS agrees to state in appropriate places on all materials using the HET Marks that the HET Marks are trademarks of HET and to include the symbol ™ or ® as appropriate. HET grants no rights in the HET Marks other than those expressly granted in this Section 5.2.

          5.2.1    HS acknowledges HET's exclusive ownership of the HET Marks. HS agrees not to take any action inconsistent with such ownership and to cooperate, at HET's request and expense, in any action (including the conduct of legal proceedings) that HET deems necessary or desirable to establish or preserve HET's exclusive rights in and to the HET Marks. HS will not adopt, use, or attempt to register any trademarks or trade names that are confusingly similar to the HET Marks or in such a way as to create combination marks with the HET Marks. HS will provide HET with samples of all products and materials that contain the HET Marks prior to their public use, distribution, or display for HET's quality assurance purposes and will obtain HET's written approval, which shall not be unreasonably withheld or delayed, before such use, distribution, or display.

          5.2.2    At HET's request, HS will modify or discontinue any use of the HET Marks if HET determines that such use does not comply with HET's then-current trademark usage policies and guidelines. HS shall not use the HET Marks in a manner that disparages or causes damage to the HET Business.

          5.2.3    HS will assign to HET or such other person or entity as HET may designate all rights, made or obtained by HS relating to the HET Marks.

6.
Representations and Warranties. The representations and warranties and covenants in this Section 6 are continuous in nature and shall be deemed to have been given by the applicable parties at execution of this Agreement and at each stage of performance hereunder.

        6.1  Corporate Power. Each party hereby represents and warrants that such party is duly organized and validly existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

        6.2  Due Authorization. Each party hereby represents and warrants that such party is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder and that this Agreement is a legal and valid obligation binding upon it and enforceable with its terms. Each party hereby further represents and warrants that the execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

        6.3  Intellectual Property Rights.

          6.3.1    HS represents that it is the owner or is licensed to use the HS Content and Third Party Content provided to HET pursuant to the terms of this Agreement, including, without limitation, (a) the names and/or pictures of persons; (b) any copyrighted material, trademarks, service marks, logos, and/or depictions of trademarked or service marked goods or services; and (c) any testimonials or endorsements contained in any advertisement submitted to HET. HS has the full and exclusive right to grant, and provide the promotion services described herein, with respect to the HS Properties.

          6.3.2    HET represents that it is the owner or is licensed to use the HET Content provided to HS pursuant to the terms of this Agreement, including, without limitation, (a) the names and/or pictures of persons; (b) any copyrighted material, trademarks, service marks, logos, and/or depictions of trademarked or service marked goods or services; and (c) any testimonials or endorsements contained in any advertisement submitted to HS.

        6.4  EXCEPT AS EXPRESSLY WARRANTED IN SECTION 6 ABOVE, BOTH PARTIES EXPRESSLY DISCLAIMS ANY FURTHER WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, EACH PARTY MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE CONTENT PROVIDED BY SUCH PARTY, THE PARTY'S RESPECTIVE BUSINESS OR ANY PRODUCTS OR SERVICES OFFERED OR SOLD THROUGH SUCH PARTY (INCLUDING, WITHOUT LIMITATION, WARRANTIES OF FITNESS, MERCHANTABILITY, NON-INFRINGEMENT OR ANY IMPLIED WARRANTIES ARISING OUT OF A COURSE OF PERFORMANCE, DEALING OR TRADE USAGE). HET SHALL HAVE NO LIABILITY TO HS TO THE EXTENT THAT HS CONTINUES TO USE, TRANSMIT OR DISPLAY ANY HET CONTENT AFTER HET'S WRITTEN REQUEST TO HS TO CEASE SUCH ACTIVITY.

7.
Term. Unless earlier terminated pursuant to this Section 7, the initial term of this Agreement will begin on the Effective Date and expire on June 30, 2005 (the "Term"). The Term can be extended by mutual written agreement by the parties.

        7.1  Termination by HET. Upon the occurrence of any of the following, HET may terminate this Agreement by giving HS written notice of such termination:

          (a)  HS disparages the HET Business or promotes products and services that compete with the products and services offered by HET as part of the HET Business;

          (b)  the insolvency of HS, the filing of a petition in bankruptcy by or against HS, the appointment of a receiver for HS or its property, the execution of an assignment by HS of all or substantially all of its assets for the benefit of its creditors, or the conviction of HS or any principal or manager of the HS for any crime tending to adversely affect the ownership or operation of its business; or

          (c)  any failure by HS to perform any of its obligations under this Agreement where such failure continues for thirty (30) days after written notice thereof by HET to HS.

        7.2  Termination by HS. Upon the occurrence of any of the following, HS may terminate this Agreement by giving HET written notice of such termination:

          (a)  the insolvency of HET, the filing of a petition in bankruptcy by or against HET the appointment of a receiver for HET or its property, the execution of an assignment by HET of all or substantially all of its assets for the benefit of its creditors, or the conviction of HET or any principal or manager of the HET for any crime tending to adversely affect the ownership or operation of its business; or

          (b)  HET disparages the HS Business or promotes products and services that compete with the products and services offered by HS as part of the HS Business;

          (c)  any failure by HET to perform any of its obligations under this Agreement where such failure continues for thirty (30) days after written notice thereof by HS to HET.

        7.3  Effect of Termination. Any termination pursuant to Section 7.1 or 7.2 will be without prejudice to any other right or remedy afforded to either party under this Agreement or any applicable law. In the event of termination or expiration, HS shall return all Advertising Content (excluding the Stories) to HET.

        7.4  Survival. Section 1 (Definitions), Section 2.1.1and 2.1.2 (Ownership), Sections 5.2.1, 5.2.2, 5.2.3 (Trademark Restrictions), Section 6.4 (Warranty Disclaimer), Section 7 (Termination), Section 8(Confidentiality), Section 9 (Limitation of Liability), Section 11 (Audit Rights) and Section 12 (Miscellaneous) will survive expiration or termination of this Agreement for any reason.

8.
Confidentiality.

        8.1  Confidentiality of Agreement. Neither party will disclose any terms of this Agreement to anyone other than its Affiliates, attorneys, accountants, and other professional advisors under a duty of confidentiality except (a) as required by law; or (b) pursuant to a mutually agreeable press release; or (c) in connection with a proposed merger, financing, or sale of such party's business (provided that any third party to whom the terms of this Agreement are to be disclosed signs a confidentiality agreement reasonably satisfactory to the other party to this Agreement). ). Notwithstanding the foregoing, HET may disclose, and HS hereby consents to the disclosure of, the relationship of HET with HS, including (i) the use of HS's name as a customer, distributor and/or strategic partner, (ii) the use of HS's logo and (iii) the use of statements regarding (a) HS and its business, (b) the relationship between HS and HET and/or (c) the products, licenses and/or services received from, or furnished to, HET and/or HS, in the proposed registration statement on Form S-1 to be filed in connection with HET's initial public offering. Furthermore, HET may file, and HS consents to the filing of, the agreement(s) between HS and HET as an exhibit to the Registration Statement.

9.
Relationship of Parties. HS is an independent contractor and not an agent, employee, franchise or partner of HET, and is acting in the ordinary course of business. HS does not have any authority to, and will not create or assume any obligation, express or implied, on behalf of HET. HS shall be responsible for all taxes and payments concerning HS, its employees and its sales representatives. This Agreement does not create or evidence any joint venture or partnership of the parties.

10.
Audit RIGHTS. HS will maintain complete, clear and accurate records of all promotions performed for HET under this Agreement. HS shall make such records available to HET within 30 days of notice from HET. HS shall "make good" (provide the promotions pursuant to Section 2 above) any deficiency discovered through a review of the records within thirty (30) days after the receipt of notice thereof.

11.
MISCELLANEOUS.

        11.1 Force Majeure. Neither party will be liable for, or be considered to be in breach of or default under this Agreement on account of, any delay or failure to perform as required by this Agreement (other than for payments owed) as a result of any cause or condition beyond such party's reasonable control.

        11.2 Assignment. Neither party may assign or transfer, by operation of law or otherwise, any of its rights under this Agreement or delegate any of its duties under this Agreement to any third party other than its Affiliates, without the other parties prior written consent. Any attempted assignment or transfer in violation of the foregoing will be void.

        11.3 Notice. Notices or consents under this Agreement will be in writing and delivered personally or, if mailed, will be sent certified mail, return receipt requested, or by telex or facsimile or overnight express service, if addressed to the recipient's address set forth on the signature page of this Agreement, or in either case to such other address as may be established by notice to the other party Notice will be effective only upon and as of the date of actual receipt.

        11.4 Nonwaiver. The failure of either party to insist upon or enforce strict performance of any of the provisions of this Agreement or to exercise any rights or remedies under this Agreement will not be construed as a waiver or relinquishment to any extent of such party' right to assert or rely upon any such provisions, rights or remedies in that or any other instance; rather, the same will be and remain in full force and effect.

        11.5 Interpretation. The headings of Sections of this Agreement are for convenience and are not to be used in interpreting this Agreement. As used in this Agreement, the word "including" means, "including but not limited to."

        11.6 Severability. If any provision of this Agreement is unenforceable, such provision will be changed and interpreted to accomplish the objectives of such provision to the greatest extent possible under applicable law and the remaining provisions will continue in full force and effect.

        11.7 Construction. This Agreement is the result of negotiations among, and has been reviewed by, HS and HET. Accordingly, this Agreement shall be deemed to be the product of both parties hereto, and no ambiguity shall be construed in favor of, or against, HS or HET.

        11.8 Counterparts. This Agreement may be executed in counterparts, each of which will be considered an original, but all of which together will constitute the same instrument.

        11.9 Governing Law; Venue. The rights and obligations of the parties under this Agreement shall be governed in all respects by the laws of the State of Colorado exclusively, as such laws apply to contracts between Colorado residents performed entirely within Colorado.

        11.10    Arbitration. The parties agree to make every reasonable effort to amicably settle any controversy between them relating to the terms and conditions and subject matter of this Agreement. In the event that the parties are unable to reach an amicable settlement regarding any controversy relating to the terms, conditions or subject matter of this Agreement, the parties agree that, within 30 days following written notice of a request for arbitration served by one of the parties upon the other, they shall submit such controversy to a single, independent, unbiased arbitrator. The arbitration will be carried out in accord with the rules of the American Arbitration Association at a mutually acceptable location. Discovery will be carried out in accord with the Federal Rules of Civil Procedure and, should said rules be in conflict with any of the rules of the American Arbitration Association, the Federal Rules shall prevail. In the event the parties cannot agree upon a single arbitrator within 20 days following a written request for arbitration. The arbitrator will be selected by the American Arbitration Association. The decision of the arbitrator will be final and binding upon both parties. Upon application by either party, the decision of the arbitrator may be entered as a final award or judgment by any court of competent jurisdiction in the United States of America.

        11.11    Entire Agreement; Amendments. This Agreement contains the entire agreement, and supersedes any and all prior agreements, between the parties with regard to the subject matter hereof. HET will not be bound be, and specifically objects to, any terms, conditions, or other provisions that are different from or in addition to the provisions of this Agreement (whether or not it would materially alter this correspondence, or otherwise).    This Agreement may not be waived, amended or rescinded except by a writing signed by the party to be charged thereby.

        In Witness Whereof, the parties have executed this Agreement as of the Effective Date.

HEALTHETECH, INC.		HEALTHSOUTH CORPORATION
By:	/s/ JAMES R. MAULT James R. Mault, MD Chairman and CEO	By:	/s/ WILLIAM T. OWENS William T. Owens President and COO
Date:		Date:

*    Portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

ATTACHMENT A
Promotion

1.
Promotion of HET Sites. HS guarantees that during the Term, HS shall provide the following promotion in the following HS Properties in accordance with the following schedule:

[*]

2.
Changes and Cancellations. Unless otherwise agreed upon by the parties in writing, the Advertising Content must submitted to HET at least fifteen (15) days prior to the artwork deadline for planned publication date and accepted by HET three (3) days in advance of the printing or broadcast date. Any cancellations or change orders must be made in writing to the other party.

3.
Additional Terms Regarding Internet Advertising. In the event that multiple impressions described in Attachment A Section 1, appear on a single page of a HS Properties that is a Web Site, only one impression will be counted toward the HS impression guarantees set forth herein.

ATTACHMENT A-1
ADVERTISING CONTENT

        1.    HS CONTENT: HS shall provide the following artwork for use in connection with the promotion services provided under this Agreement, subject to HET's prior approval:

HS CONTENT	DUE DATE	DESCRIPTION

        2.    HET Content: HET shall provide the following artwork for use in connection with the promotion services provided under this Agreement:

HET Content	DUE DATE	DESCRIPTION

        HET Content also includes any other advertising materials relating to the HET Business and originating with HET and provided to HS pursuant to this Agreement.

This Attachment A-1 shall be amended and supplemented by the Parties upon mutual agreement.

*    Portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

ATTACHMENT A-2
HEALTHSOUTH SCHEDULE

[*]

ATTACHMENT B
[FORM]
Warrant

THIS WARRANT HAS BEEN AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THE RIGHTS UNDER THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT FOR DISTRIBUTION, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER SUCH ACT UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT OR UNLESS SUCH SALE, OFFER, PLEDGE, HYPOTHECATION OR TRANSFER IS OTHERWISE EXEMPT FROM REGISTRATION. THE COMPANY MAY REQUEST A WRITTEN OPINION OF COUNSEL (FROM COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY) SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH SALE, OFFER, PLEDGE, HYPOTHECATION OR OTHER TRANSFER. THIS WARRANT OR ANY CERTIFICATE FOR SUCH SECURITIES MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE, HYPOTHECATION OR ANY OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED HEREBY OR THEREBY.

WARRANT TO PURCHASE SHARES OF COMMON STOCK
of
HEALTHETECH, INC.
Dated as of [                ], 2002
Void after November 30, 2003

No. [ ]	Warrant to Purchase [1,456,907] Shares of Common Stock (subject to adjustment)

        THIS CERTIFIES THAT, for value received, HealthSouth Corporation, a Delaware corporation (the "Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from HealtheTech, Inc., a Delaware corporation (the "Company"), shares of the Company's Common Stock, $0.001 par value per share (the "Shares"), in the amounts, at such times and at the price per share set forth in Section 1 below, subject to the provisions and upon the terms and conditions set forth herein. The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is issued in consideration for certain advertising, media exposure, printing, video production and other services rendered by the Holder as a strategic partner to the Company in connection with a joint venture and partnering transaction.

        1.    Number and Price of Shares.

          (a)  Number of Shares. [note: The dates referenced in this Section 1(a) are based on the assumption that HealtheTech's IPO closes in June 2002. The exercise periods will be adjusted accordingly if the IPO is delayed and the closing occurs in a subsequent month.]

            (i)    On and from August 1, 2002 to and including August 31, 2002, the Holder shall have the right to purchase up to a total of [            ] Shares [note: This amount will equal 20.0% of the aggregate number of shares subject to this warrant (which will equal 10% of the total number of shares of Common Stock outstanding immediately prior to the closing of the initial public offering as set forth in Section 4.1 of the Promotion Agreement)] (as may be adjusted pursuant hereto) (the "August 2002 Shares"). Holder's right to purchase the August 2002 Shares shall terminate, to the extent not exercised, at 5:00 p.m., Mountain Time, on August 31, 2002.

            (ii)  On and from November 1, 2002 to and including November 30, 2002, the Holder shall have the right to purchase up to a total of [            ] Shares [note: This amount will equal 20.0% of the aggregate number of shares subject to this warrant] (as may be adjusted pursuant hereto) (the "November 2002 Shares"). Holder's right to purchase the November 2002 Shares shall terminate, to the extent not exercised, at 5:00 p.m., Mountain Time, on November 30, 2002.

            (iii)  On and from February 1, 2003 to and including February 28, 2003, the Holder shall have the right to purchase up to a total of [            ] Shares [note: This amount will equal 20.0% of the aggregate number of shares subject to this warrant] (as may be adjusted pursuant hereto) (the "February 2003 Shares"). Holder's right to purchase the February 2003 Shares shall terminate, to the extent not exercised, at 5:00 p.m., Mountain Time, on February 28, 2003.

            (iv)  On and from May 1, 2003 to and including May 31, 2003, the Holder shall have the right to purchase up to a total of [            ] Shares [note: This amount will equal 20.0% of the aggregate number of shares subject to this warrant] (as may be adjusted pursuant hereto) (the "May 2003 Shares"). Holder's right to purchase the May 2003 Shares shall terminate, to the extent not exercised, at 5:00 p.m., Mountain Time, on May 31, 2003.

            (v)  On and from August 1, 2003 to and including August 31, 2003, the Holder shall have the right to purchase up to a total of [            ] Shares [note: This amount will equal 10.0% of the aggregate number of shares subject to this warrant] (as may be adjusted pursuant hereto) (the "August 2003 Shares"). Holder's right to purchase the August 2003 Shares shall terminate, to the extent not exercised, at 5:00 p.m., Mountain Time, on August 31, 2003.

            (vi)  On and from November 1, 2003 to and including November 30, 2003, the Holder shall have the right to purchase up to a total of [            ] Shares [note: This amount will equal 10.0% of the aggregate number of shares subject to this warrant] (as may be adjusted pursuant hereto) (the "November 2003 Shares"). Holder's right to purchase the November 2003 Shares shall terminate, to the extent not exercised, at 5:00 p.m., Mountain Time, on November 30, 2003.

          (b)  Exercise Price. The exercise price per Share shall be equal to $[            ] per Share [note: This amount will equal the IPO price], as adjusted from time to time pursuant to Section 8 hereof (the "Exercise Price").

        2.    Exercise Of Warrants.

          (a)  Exercise. The purchase rights represented by this Warrant may be exercised at the election of the Holder, in whole or in part, but not for less than five thousand (5,000) Shares at a time (or such lesser number of shares which may then constitute the maximum number purchasable pursuant to Section 1) (such number being subject to adjustment as provided in Section 8 hereof), in accordance with Section 1 and prior to the expiration of this Warrant as set forth in Section 10, by (i) the tender to the Company at its principal office (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) of a notice of exercise in the form attached hereto as Exhibit B-1 (the "Notice of Exercise"), duly completed and executed on behalf of the Holder, together with the surrender of this Warrant, and (ii) the payment to the Company of an amount equal to the Exercise Price multiplied by the number of Shares being purchased by wire transfer or certified, cashier's or other check acceptable to the Company and payable to the order of the Company.

          (b)  Stock Certificates. The rights under this Warrant shall be deemed to have been exercised and the Shares shall be deemed to have been issued immediately prior to the close of business on the date of its tender for exercise as provided above, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Shares as of the close of business on such date. As promptly as reasonably practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for that number of shares issuable upon such exercise. In the event that the rights under this Warrant are exercised in part and have not expired, the Company shall execute and deliver a new Warrant with the same terms and conditions for the number of Shares that remain subject to this Warrant.

          (c)  Taxes. In no event shall the Company be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

        3.    No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the rights under this Warrant. In lieu of such fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

        4.    Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at the expense of the Holder shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

        5.    Representations and Warranties of the Holder.

          (a)  No Registration. The Holder understands that this Warrant and the Shares issuable upon exercise of the rights under this Warrant (the "Securities") have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act") by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder's representations as expressed herein or otherwise made pursuant hereto.

          (b)  Investment Intent. The Holder is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof.

          (c)  Investment Experience. The Holder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

          (d)  Speculative Nature of Investment. The Holder acknowledges that its investment in the Company is highly speculative and entails a substantial degree of risk and the Holder is in a position to lose the entire amount of such investment.

          (e)  Access to Data. The Holder has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management. The Holder has also had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. The Holder understands that such discussions, as well as any information issued by the

  Company, were intended to describe certain aspects of the Company's business and prospects, but were not necessarily a thorough or exhaustive description. The Holder acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results.

          (f)    Accredited Investor. The Holder is an "accredited investor" within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission.

          (g)  Residency. The residency of the Holder (or, in the case of a partnership or corporation, such entity's principal place of business) is correctly set forth on the signature page hereto.

          (h)  Restriction on Resales. The Holder acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. The Company has no present intention of registering such Securities. The Holder further understands that there is no assurance that any exemption from registration under the Securities Act will be available or, if available, that such exemption will allow the Holder to dispose of or otherwise transfer any or all of the Securities under the circumstances, in the amounts or at the times the Holder might propose.

          (i)    Rule 144. The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations. The Holder acknowledges that, in the event all of the requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Securities. The Holder understands that, although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

          (j)    Authorization.

            (i)    The Holder has all requisite power and authority to execute and deliver this Warrant, to purchase the Shares issuable upon exercise of the rights under this Warrant and to carry out and perform its obligations under the terms and conditions of this Warrant. All action on the part of the Holder necessary for the authorization, execution, delivery and performance of this Warrant, and the performance of all of the Holder's obligations under this Warrant, has been taken or will be taken prior to the purchase of this Warrant.

            (ii)  This Warrant, when executed and delivered by the Holder, will constitute a valid and legally binding obligation of the Holder, enforceable in accordance with its terms except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies or by general principles of equity.

            (iii)  No consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by the

    Holder in connection with the execution and delivery of this Warrant or the performance of the Holder's obligations hereunder.

          (k)  Brokers and Finders. The Holder has not engaged any brokers, finders or agents in connection with this Warrant, and the Company has not incurred and will not incur, directly or indirectly, as a result of any action taken by the Holder, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Warrant.

          (l)    Investor Counsel. The Holder acknowledges that it has had the opportunity to review this Warrant, the exhibits and schedules attached thereto and the transactions contemplated by this Warrant with its own legal counsel. The Holder is relying solely on such counsel and not on any statements or representations of the Company or its agents for legal advice with respect to this investment or the transactions contemplated by this Warrant.

          (m)  Tax Advisors. The Holder has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Warrant. With respect to such matters, the Holder relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Holder understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Warrant.

        6.    Transfer of Warrants; Restrictions on Transfer.

          (a)  Warrant Register. The Company shall maintain a register (the "Warrant Register") containing the name and address of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any written notice or written communication required or permitted to be given to the Holder may be delivered or given by any method provided in Section 11(d) hereof. Until this Warrant is transferred on the Warrant Register, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

          (b)  Warrant Agent. The Company may, by notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 6(a) above, issuing the Shares or other securities then issuable upon the exercise of the rights under this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance, exchange or replacement, as the case may be, shall be made at the office of such agent.

          (c)  Transferability and Non-negotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee. Subject to the provisions of this Warrant with respect to compliance with the Securities Act and limitations on assignments and transfers, including without limitation compliance with the restrictions on transfer set forth in Section 6(e) hereof, title to this Warrant may be transferred by endorsement (by the transferor and the transferee executing the assignment form (the "Assignment Form") attached hereto as Exhibit B-3) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

          (d)  Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange and a properly endorsed Assignment Form, and subject to the provisions of this Warrant with respect to compliance with the Securities Act and limitations on assignments and transfers, the Company shall issue to or on the order of the Holder a new warrant or warrants with the same terms and conditions, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise of the rights hereunder and the Company shall register any such transfer upon the Warrant Register. This Warrant and the Shares issuable upon exercise of the rights under this Warrant must be surrendered to the Company or its warrant or transfer agent, as applicable, as a condition precedent to the sale, pledge, hypothecation or any other transfer of any interest in any of the securities represented hereby.

          (e)  Restrictions on Transfer of Warrants and Shares; Compliance with Securities Laws.

            (i)    The Holder agrees not to make any disposition of all or any portion of the Shares or this Warrant unless and until, and it shall be a condition to the transfer of all or any portion of the Shares or this Warrant that: (1) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement or (2) (A) the Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (B) the transferee shall have agreed in writing to be bound by and subject to the terms, conditions, restrictions, obligations and other limitations set forth in this Warrant to the same extent as if such transferee were the original Holder hereunder, (C) the transferee shall have confirmed to the satisfaction of the Company in writing, substantially in the form attached hereto as Exhibit B-2, that the Shares or the Warrant purchased are being acquired solely for the transferee's own account and not as a nominee for any other party, for investment and not with a view toward distribution or resale and that the transferee shall have confirmed such other matters related thereto as may be reasonably requested by the Company, and (D) if requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the Warrant or such Shares under the Securities Act. This Warrant or any portion hereof and any Shares issuable pursuant to the exercise of the rights under this Warrant that are transferred to a transferee shall be subject to the terms, conditions, restrictions, obligations and other limitations set forth herein.

            (ii)  Unless the rights under this Warrant are exercised pursuant to an effective registration statement under the Securities Act that includes the Shares with respect to which the Warrant was exercised, it shall be a condition to any exercise of the rights under this Warrant that the Holder shall have confirmed to the satisfaction of the Company in writing, substantially in the form attached hereto as Exhibit B-2, that the Shares so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment and not with a view toward distribution or resale and that the Holder shall have confirmed such other matters related thereto as may be reasonably requested by the Company.

            (iii)  This Warrant and all Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

          THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. SUCH SECURITIES AND THE SECURITIES ISSUED HEREUNDER AND THEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE WARRANT AGREEMENT OR ANY CERTIFICATE FOR SUCH SECURITIES MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE, HYPOTHECATION OR ANY OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED HEREBY OR THEREBY.

            (iv)  The Holder of this Warrant, by acceptance hereof, hereby agrees not to sell or otherwise transfer or dispose of this Warrant, any Shares or other securities of the Company held by such person or entity for a period of one hundred eighty (180) days following the effective date of the first registration statement of the Company filed under the Securities Act, provided, that all officers and directors of the Company and holders of 1% or more of the Company's outstanding shares enter or have entered into similar agreements. The Holder of this Warrant agrees to execute a market standoff agreement with the managing underwriter of an underwritten public offering by the Company of Common Stock in customary form, including a market standoff agreement substantially in the form attached as Exhibit B-4. The Company may impose a stop-transfer instruction with respect to this Warrant, any Shares or other securities of the Company held by such person or entity until the end of the applicable market standoff period.

          (f)    This Warrant may not be transferred in part unless such transfer is to a transferee who, pursuant to such transfer, receives the right to purchase at least five thousand (5,000) Shares hereunder (as adjusted from time to time in accordance with Section 8 hereof).

        7.    Reservation of Stock. The Company agrees during the term the rights under this Warrant are exercisable to reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Shares upon the exercise of the rights under this Warrant and, from time to time, to use its best efforts to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of the rights under the Warrant.

        8.    Adjustment Rights. The number and kind of shares purchasable hereunder and the Exercise Price therefor are subject to adjustment from time to time, as follows:

          (a)  Merger. If at any time there shall be any reorganization, recapitalization, merger or consolidation involving the Company in which shares of the Company's stock (other than a reorganization, recapitalization, merger or consolidation or a related combination, reclassification, exchange, capital reorganization, subdivision of securities or other transaction otherwise provided for herein) are converted into or exchanged for securities, cash or other property, other than as would cause the expiration of this Warrant under Section 10 hereof, then, as a part of such reorganization, recapitalization, merger or consolidation, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of its rights to purchase the Shares hereunder, the kind and amount of securities, cash or other property of the successor corporation resulting from such reorganization, recapitalization, merger or consolidation, equivalent in value to that which a holder of the Common Stock deliverable upon exercise of such rights to purchase the

  Shares hereunder would have been entitled in such reorganization, recapitalization, merger or consolidation if such rights to purchase the Shares hereunder had been exercised immediately prior to such reorganization, recapitalization, merger or consolidation. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after such reorganization, recapitalization, merger or consolidation to the end that the provisions of this Warrant (including adjustments of the Exercise Price and number of shares of Common Stock purchasable pursuant to the terms and conditions of this Warrant) shall be applicable after the event, as near as reasonably may be, in relation to any shares or other securities deliverable after that event upon the exercise of the Holder's rights to purchase the Shares pursuant to this Warrant.

          (b)  Reclassification of Shares. If the Company at any time shall, by combination, reclassification, exchange, capital reorganization or subdivision of securities or otherwise (other than a combination, reclassification, exchange, capital reorganization or subdivision of securities or a related reorganization, recapitalization, merger, consolidation or other transaction otherwise provided for herein), change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter provide for the right or rights to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such combination, reclassification, exchange, capital reorganization, subdivision or other change. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after such combination, reclassification, capital reorganization, exchange, subdivision or change to the end that the provisions of this Warrant (including adjustments of the Exercise Price and number of shares of Common Stock purchasable pursuant to the terms and conditions of this Warrant) shall be applicable after the event, as near as reasonably may be, in relation to any shares or other securities deliverable after that event upon the exercise of the Holder's rights to purchase the Shares pursuant to this Warrant.

          (c)  Subdivisions and Combinations. In the event that the Company shall at any time subdivide (by stock split, by payment of a stock dividend or otherwise) the outstanding shares of Common Stock, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine (by reclassification or otherwise) the outstanding shares of Common Stock into a lesser number of shares of Common Stock, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately decreased, and the Exercise Price shall be proportionately increased.

          (d)  Notice of Adjustments. Upon any adjustment of the Exercise Price or any increase or decrease in the number of Shares purchasable upon the exercise of the rights under this Warrant in accordance with this Section 8, then, and in each such case, the Company, within thirty (30) days thereafter, shall give notice thereof, to the Holder at the address of such Holder as shown on the Warrant Register of the Company, delivered by any method provided in Section 11(d) hereof, which notice shall state the event giving rise to the adjustment, the Exercise Price as adjusted and, if applicable, the increased or decreased number of Shares purchasable upon the exercise of the rights under this Warrant, setting forth in reasonable detail the method of calculation of each.

          (e)  Other Notices. In the event that the Company shall authorize: (1) the issuance of any dividend or other distribution on the Common Stock (other than: (i) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Company or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right of said repurchase; (ii) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Company or its subsidiaries pursuant to rights of first refusal contained in agreements providing for such right; or (iii) repurchases of capital stock of the Company in connection with the settlement of disputes with any stockholder), whether in cash, property, stock or other securities; (2) the voluntary liquidation, dissolution or winding up of the Company; or (3) any transaction resulting in the expiration of this Warrant pursuant to Section 10(b) hereof; then, in each such case, the Company shall give written notice thereof to the Holder at the address of such Holder as shown on the Warrant Register of the Company, delivered by any method provided in Section 11(d) hereof, at least five (5) days prior to the effective date of such event. The notice provisions set forth in this section may be shortened or waived prospectively or retrospectively by the vote or written consent of the holders of a majority of the Shares issuable upon exercise of the rights under this Warrant.

        9.    No Rights As Stockholder. Nothing contained herein shall entitle the Holder to any rights as a stockholder of the Company or to be deemed the holder of Common Stock or any other securities that may at any time be issuable on the exercise of the rights hereunder for any purpose nor shall anything contained herein be construed to confer upon the Holder, as such, any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise or any other rights of a stockholder of the Company until the rights under the Warrant shall have been exercised and the Shares purchasable upon exercise of the rights hereunder shall have become deliverable as provided herein.

        10.  Expiration of Warrant. This Warrant shall expire and shall no longer be exercisable as of 5:00 p.m., Mountain Time, on November 30, 2003.

        11.  Miscellaneous.

          (a)  Effective Date. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been executed and delivered by the Company on the date hereof.

          (b)  Waiver and Amendment. Any provision of this Warrant may be amended, waived or modified only upon the written consent of the Company and the Holder.

          (c)  Successors and Assigns. Except as provided in Section 6, this Warrant, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by any party hereto without the prior written consent of the other party. Any attempt by a party without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Warrant shall be void. Subject to the foregoing and except as otherwise provided herein, the provisions of this Warrant shall inure to the benefit of, and be binding upon, the successors and assigns of the parties.

          (d)  Notices. All notices and other communications provided for hereunder shall be in writing and delivered, mailed or telecopied. Notices and other communications to the Holder shall be directed to it at the respective addresses of the Holder or Holders as shown on the Warrant Register maintained by the Company; and notices and other communications to the Company shall be directed to it at its address as shown on the signature page hereto (any notice or other communication sent to the Company should be directed to the attention of the President or Chief

  Financial Officer of the Company); or, as to each party, at such other address as shall be designated by such party in a written notice to the other party pursuant hereto. Any such notice or other communication shall be deemed to have been duly given (i) when sent by Federal Express or other overnight delivery service of recognized standing, on the business day following deposit with such service; (ii) when mailed by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (iii) when delivered by hand, upon delivery; and (iv) when telecopied, upon confirmation of receipt. Any party hereto may by notice so given change its address for future notice hereunder.

          (e)  Governing Law. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware, or of any other state.

          (f)    California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS WARRANT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS WARRANT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

          (g)  Further Assurances. Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be reasonably necessary to more fully effectuate this Warrant.

          (h)  Entire Agreement. Except as expressly set forth herein, this Warrant (including the exhibits attached hereto) constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

          (i)    WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AND ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS WARRANT OR THE ACTIONS OF ANY PARTY HERETO IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

          (j)    Counterparts. This Warrant may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

          (k)  Titles and Subtitles. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed as of the date first above written.

HEALTHETECH, INC.
By:

Name: Title: Address: 523 Park Point Drive, 3rd Floor Golden, Colorado 80401
AGREED TO AND ACKNOWLEDGED BY THE HOLDER:
Healthsouth corporation

By:

Name: Title: Address: One HealthSouth Parkway, Birmingham, Alabama 34243

(Signature Page to Warrant to Purchase Shares of Common Stock of HealtheTech, Inc.)

EXHIBIT B-1

NOTICE OF EXERCISE

TO:	HEALTHETECH, INC.
Attention:	President

        (1)  The undersigned Holder hereby elects to purchase            shares of the Common Stock of HEALTHETECH, INC., pursuant to the terms of the attached Warrant to Purchase Shares of Common Stock, dated as of [            ], 2002 (the "Warrant"), between HEALTHETECH, INC. and the Holder, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

        (2)  Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

Name

Address

        (3)  Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

Name

Address

        (4)  The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for investment, solely for the account of the undersigned and not as a nominee for any other person and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws, and all representations and warranties of the undersigned set forth in Section 5 and Section 6(e) of the attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned agrees to execute an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as Exhibit B-2.

(The remainder of this page is intentionally left blank.)

Date	Signature
Name
Title and Name of Entity (if signing on behalf of an entity)

(Signature Page to the Notice of Exercise)

EXHIBIT B-2
INVESTMENT REPRESENTATION STATEMENT

HOLDER:
COMPANY:	HEALTHETECH, INC.
SECURITIES:	THE WARRANT (THE "WARRANT") TO PURCHASE SHARES OF COMMON STOCK ISSUED ON [ ], 2002 AND THE COMMON STOCK ISSUED OR ISSUABLE UPON EXERCISE THEREOF
AMOUNT:	SHARES
DATE:	,

        In connection with the purchase of the above-listed Securities, the undersigned Holder represents and warrants to, and agrees with, the Company as follows:

        1.    No Registration. The Holder understands that the Securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder's representations as expressed herein or otherwise made pursuant hereto.

        2.    Investment Intent. The Holder is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof.

        3.    Investment Experience. The Holder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

        4.    Speculative Nature of Investment. The Holder acknowledges that its investment in the Company is highly speculative and entails a substantial degree of risk and the Holder is in a position to lose the entire amount of such investment.

        5.    Access to Data. The Holder has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management. The Holder has also had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. The Holder understands that such discussions, as well as any information issued by the Company, were intended to describe certain aspects of the Company's business and prospects, but were not necessarily a thorough or exhaustive description. The Holder acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results.

        6.    Accredited Investor. The Holder is an "accredited investor" within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission.

        7.    Residency. The residency of the Holder (or, in the case of a partnership or corporation, such entity's principal place of business) is correctly set forth on the signature page hereto.

        8.    Restriction on Resales. The Holder acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. The Company has no present intention of registering the Securities. The Holder further understands that there is no assurance that any exemption from registration under the Securities Act will be available or, if available, that such exemption will allow the Holder to dispose of or otherwise transfer any or all of the Securities under the circumstances, in the amounts or at the times the Holder might propose.

        9.    Rule 144. The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations. The Holder acknowledges that, in the event all of the requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Securities. The Holder understands that, although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

        10.  Authorization. (a) The Holder has all requisite power and authority to execute and deliver the Warrant, to purchase the Securities and to carry out and perform its obligations under the terms of the Warrant. All action on the part of the Holder necessary for the authorization, execution, delivery and performance of the Warrant, and the performance of all of the Holder's obligations under the Warrant, has been taken or will be taken prior to the purchase of the Warrant.

          (b)  The Warrant, when executed and delivered by the Holder, will constitute a valid and legally binding obligation of the Holder, enforceable in accordance with its terms except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies or by general principles of equity.

          (c)  No consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by the Holder in connection with the execution and delivery of the Warrant or the performance of the Holder's obligations hereunder.

        11.  Brokers or Finders. The Holder has not engaged any brokers, finders or agents, and the Company has not incurred and will not incur, directly or indirectly, as a result of any action taken by the Holder, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with the Warrant.

        12.  Investor Counsel. The Holder acknowledges that it has had the opportunity to review the Warrant, the exhibits and schedules attached thereto and the transactions contemplated by the Warrant with its own legal counsel. The Holder is relying solely on such counsel and not on any statements or representations of the Company or its agents for legal advice with respect to this investment or the transactions contemplated by the Warrant.

        13.  Tax Advisors. The Holder has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Warrant. With respect to such matters, the Holder relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Holder understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by the Warrant.

        14.  Further Limitations on Disposition. Without in any way limiting the representations and warranties set forth above, the Holder agrees not to make any disposition of all or any portion of the Securities unless and until, and it shall be a condition to the transfer of all or any portion of the Securities that: (1) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement or (2) (A) the Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (B) the transferee shall have agreed in writing to be bound by and subject to the terms, conditions, restrictions, obligations and other limitations set forth in the Warrant to the same extent as if such transferee were the original Holder thereunder, (C) the transferee shall have confirmed to the satisfaction of the Company in writing, substantially in the form attached to the Warrant as Exhibit B-2, that the Securities are being acquired solely for the transferee's own account and not as a nominee for any other party, for investment and not with a view toward distribution or resale and that the transferee shall have confirmed such other matters related thereto as may be reasonably requested by the Company, and (D) if requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the Securities under the Securities Act. The Securities that are transferred to a transferee shall be subject to the terms, conditions, restrictions, obligations and other limitations set forth herein and therein.

        15.  Market Standoff. The Holder agrees not to sell or otherwise transfer or dispose of any Securities or other securities of the Company held by such person or entity for a period of one hundred eighty (180) days following the effective date of the first registration statement of the Company filed under the Securities Act, provided, that all officers and directors of the Company and holders of 1% or more of the Company's outstanding shares enter or have entered into similar agreements. The Holder agrees to execute a market standoff agreement with the managing underwriter of an underwritten public offering by the Company of Common Stock in customary form, including a market standoff agreement substantially in the form attached as Exhibit B-4 to the Warrant. The Company may impose a stop-transfer instruction with respect to the Securities or other securities of the Company held by such person or entity until the end of the applicable market standoff period.

(The remainder of this page is intentionally left blank.)

        IN WITNESS WHEREOF, the Holder has caused this Investment Representation Statement to be duly executed and delivered by its proper and duly authorized officers as of the date and year first written above.

HOLDER:
By:
Name:
Title:
Address:

(Signature page to the Investment Representation Statement)

EXHIBIT B-3

ASSIGNMENT FORM

ASSIGNOR:
COMPANY:	HEALTHETECH, INC.
WARRANT:	THE WARRANT (THE "WARRANT") TO PURCHASE SHARES OF COMMON STOCK ISSUED ON [ ], 2002
DATE:	,

        FOR VALUE RECEIVED, the undersigned registered Holder of the Warrant ("Assignor") hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	Number of Shares	Exercise Period

and does irrevocably constitute and appoint                        as attorney to make such transfer on the books of HEALTHETECH,  INC., maintained for the purpose, with full power of substitution in the premises.

        Each of the Assignor and Assignee also represent and warrant that, by assignment hereof, the Assignee acknowledges that the Warrant and the shares of stock to be issued upon exercise of the rights thereunder are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of the Warrant or any shares of stock to be issued upon exercise of the rights thereunder except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of any rights under the Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale. In support thereof, the undersigned Assignee agrees to execute an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as Exhibit B-2 in connection with this assignment and any exercise of the rights under the Warrant.

ASSIGNOR:		ASSIGNEE:
By:		By:
	Name:		Name:
	Title:		Title:

	Address:		Address:

(Signature page to the Assignment Form)

EXHIBIT B-4

FORM OF MARKET STANDOFF AGREEMENT

March 15, 2002

HealtheTech, Inc.
523 Park Point Drive, 3d Floor
Golden, CO 80401

Credit Suisse First Boston Corporation
UBS Warburg
William Blair & Company, LLC
Stifel, Nicolaus & Company, Incorporated

c/o Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, NY 10010-3629

Dear Sirs:

        As an inducement to the Underwriters to execute the Underwriting Agreement, pursuant to which an offering will be made that is intended to result in the establishment of a public market for the common stock, par value $.001 per share (the "Securities"), of HealtheTech, Inc., and any successor (by merger or otherwise) thereto, (the "Company"), the undersigned hereby agrees that from the date hereof and until 180 days after the public offering date set forth on the final prospectus used to sell the Securities (the "Public Offering Date") pursuant to the Underwriting Agreement, to which you are or expect to become parties, the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Securities or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Credit Suisse First Boston Corporation. In addition, the undersigned agrees that, without the prior written consent of Credit Suisse First Boston Corporation, it will not, during the period commencing on the date hereof and ending 180 days after the Public Offering Date, make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities.

        Any Securities received upon exercise of options granted to the undersigned will also be subject to this Agreement. Any Securities acquired by the undersigned in the open market or in the issuer directed share program will not be subject to this Agreement. A transfer of Securities to a family member or trust may be made, provided the transferee agrees in writing to be bound by the terms of this Agreement prior to such transfer.

        In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Securities if such transfer would constitute a violation or breach of this Agreement.

        This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Agreement shall lapse and become null and void if the Public Offering Date shall not have occurred on or before September 30, 2002.

Very truly yours,

(Signature)
(Print Name)
(Print title if signing on behalf of an entity)
Dated:

attachment C

HET TRADEMARKS

HET Mark	Relevant Jurisdiction(s)
HealtheTech (name and stylized mark)	US
BodyGem	US
Your Body Is Talking. Listen.	US
BalanceLog	US
Calorie Checkbook	US
Listen To Your Body	US

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  EXHIBIT 10.38